SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                   ---------------------------------------

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 13, 1998


                     INTERNATIONAL BANCSHARES CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 0-9439


              TEXAS                                74-2157138
(State or other Jurisdiction                    (I.R.S. Employer
of incorporation or organization)               Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                    78040-1359
(Address of principal executive offices)            (ZIP Code)


     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611

                                      NONE
        (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

      On April 13, 1998, International Bancshares Corporation issued a news release announcing the declaration of a fifty-cent per share cash dividend and a 25% stock split-up effected through a stock dividend payable on its outstanding shares of common stock. The news release, attached hereto and filed herewith as
Exhibit 99, is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

      (99) News release of International Bancshares Corporation dated April 13, 1998.

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
                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL BANCSHARES CORPORATION
                          (Registrant)

                        By:   /S/ DENNIS E. NIXON
                           DENNIS E. NIXON, President,
                           and Chief Executive Officer

Date:  April 14, 1997
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                                EXHIBIT INDEX

         EXHIBIT                                         PAGE
         NUMBER                  DESCRIPTION             NUMBER
         99            News Release of International       5
                       Bancshares Corporation dated
                       April 14, 1998

                                       3